CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 ELDON R. ARNOLD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Eldon R. Arnold, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333- 48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Eldon R. Arnold
                                     ------------------------------
                                         Eldon R. Arnold

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LORETTA M. BURD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Loretta M. Burd, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Loretta M. Burd
                                     ------------------------------
                                         Loretta M. Burd

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               WILLIAM B. ECKHARDT
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, William B. Eckhardt, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                        CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                                  FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                      /s/ William B. Eckhardt
                                      ------------------------------
                                          William B. Eckhardt

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JOSEPH J. GASPER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Joseph J. Gasper, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Joseph J. Gasper
                                     ------------------------------
                                         Joseph J. Gasper

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                BERT J. HASH, Jr.
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Bert J. Hash, Jr., Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Bert J. Hash, Jr.
                                     ------------------------------
                                         Bert J. Hash, Jr.

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                ROBERT J. MARZEC
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert J. Marzec, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Robert J. Marzec
                                     ------------------------------
                                         Robert J. Marzec

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               VICTORIA W. MILLER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Victoria W. Miller, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                      /s/ Victoria W. Miller
                                      ------------------------------
                                          Victoria W. Miller

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 C. ALAN PEPPERS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, C. Alan Peppers, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ C. Alan Peppers
                                     ------------------------------
                                         C. Alan Peppers

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                    JEFF POST
                             DIRECTOR AND PRESIDENT

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Jeff Post
                                     ------------------------------
                                         Jeff Post

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 RANDY M. SMITH
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Randy M. Smith, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Randy M. Smith
                                     ------------------------------
                                         Randy M. Smith

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                FAROUK D.G. WANG
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Farouk D. G. Wang, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                      /s/ Farouk D.G. Wang
                                      ------------------------------
                                          Farouk D.G. Wang

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LARRY T. WILSON
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Larry T. Wilson, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ Larry T. Wilson
                                     ------------------------------
                                         Larry T. Wilson

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JAMES W. ZILINSKI
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James W. Zilinski, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life                         333-148419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                      333-148420
--------------------------------------------------------------------------------
           Ultra-Vers-ALL LIFE                              333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

--------------------------------------------------------------------------------
              PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
       MEMBERS Variable Annuity                             333-148421
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity II                           333-148423
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity III                          333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                         333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 13 day of August, 2009.

                                     /s/ James W. Zilinski
                                     ------------------------------
                                         James W. Zilinski